                                                                  EXHIBIT (23-1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 2-97721, 33-9934) and Form S-8 (Numbers 33-38033, 33-38032, 33-29149, 2-97721, 2-97131,
2-82642) of our report dated January 25, 1994, except as to Note 17, which is as of February 3, 1994, which appears on page 16 of the 1993 Annual Report to Shareholders of Nalco Chemical Company, which is incorporated by reference in Nalco Chemical Company's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 9 of such Annual Report on Form 10-K.

                                          PRICE WATERHOUSE

Chicago, Illinois
March 25, 1994

                                                                  EXHIBIT (23-2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 2-97721, 33-9934) and Form S-8 (Numbers 33-38033, 33- 38032, 33-29149, 2-97721, 2-97131,
2-97131, 2-82642) of Nalco Chemical Company of our report dated December 30, 1992 relating to the financial statements of Nalco Investments UK Limited in this Form 10-K.

                                          PRICE WATERHOUSE
March 25, 1994
Liverpool, England

                                                                  EXHIBIT (23-3)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 2-97721, 33-9934) and Form S-8 (Numbers 33-38033, 33-38032, 33-29149, 2-97721, 2-97131,
2-82642) of Nalco Chemical Company of our report dated March 18, 1993 relating to the financial statements of Nalco Australia Pty Limited in this Form 10-K.

                                          PRICE WATERHOUSE

March 25, 1994
Sydney, Australia

                                                                  EXHIBIT (23-4)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 2-97721, 33-9934) and Form S-8 (Numbers 33-38033, 33-38032, 33-29149, 2-97721, 2-97131,
2-82642) of Nalco Chemical Company of our report dated December 23, 1992 relating to the financial statements of Nalco Canada Inc. in this Form 10-K.

                                          PRICE WATERHOUSE

March 25, 1994
Burlington, Ontario, Canada

                                                                  EXHIBIT (23-5)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the 1993 Annual Report on Form 10-K of Nalco Chemical Company of our report dated January 26, 1993 included in the Company's 1992 Annual Report to Shareholders and incorporated by reference in its 1992 Annual Report on Form 10-K.

  Our audit also included the consolidated financial schedules of Nalco Chemical Company listed in Item 14(a) as of December 31, 1992 and 1991 and for the years then ended. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the consolidated financial statement schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  We also consent to the incorporation by reference in the following Registration Statements of Nalco Chemical Company and in the related Prospectuses of our report dated January 26, 1993 with respect to the consolidated financial statements and schedules of Nalco Chemical Company as of December 31, 1992 and 1991 and for the years then ended which are incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1993:

                                     COMMISSION FILE NO.
                 -------------------------------------------------------------
                                                                       FORM S-
                 FORM S-8                                                 3
                 --------                                              -------
                 33-38033                                              2-97721
                 33-38032                                              33-9934
                 33-29149
                  2-97721
                  2-97131
                  2-82642

                                          Ernst & Young

Chicago, Illinois
March 25, 1994